Vanguard® Short-Term Federal Fund
Schedule of Investments (unaudited)
As of April 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (101.7%)
U.S. Government Securities (13.1%)
[1,2]	United States Treasury Note/Bond	2.250%	4/30/24	245,000	238,760
[1]	United States Treasury Note/Bond	2.875%	6/15/25	116,425	113,733
	United States Treasury Note/Bond	3.000%	7/15/25	103,000	100,876
	United States Treasury Note/Bond	3.875%	1/15/26	83,000	83,130
[1]	United States Treasury Note/Bond	4.125%	9/30/27	99,200	101,447
	United States Treasury Note/Bond	3.875%	12/31/27	60,000	60,862
	United States Treasury Note/Bond	3.500%	4/30/30	5,800	5,811
					704,619
Agency Bonds and Notes (74.3%)
[3]	AID-Israel	0.000%	11/1/24	6,905	6,448
[4]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,229
[4]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,190
	Federal Farm Credit Banks Funding Corp.	5.375%	9/9/24	115,500	116,758
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	249,477
	Federal Home Loan Banks	5.375%	9/9/24	115,500	116,758
	Federal Home Loan Banks	5.250%	9/13/24	52,000	52,499
	Federal Home Loan Banks	5.000%	2/28/25	50,000	50,647
	Federal Home Loan Banks	0.830%	2/10/27	136,475	121,688
	Federal Home Loan Banks	0.850%	2/17/27	100,000	89,190
	Federal Home Loan Banks	1.020%	2/24/27	10,570	9,483
	Federal Home Loan Banks	0.900%	2/26/27	105,695	94,392
	Federal Home Loan Banks	0.920%	2/26/27	25,900	23,148
	Federal Home Loan Banks	1.115%	2/26/27	49,145	44,242
[4]	Federal Home Loan Mortgage Corp.	4.000%	8/28/24	45,950	45,320
[4]	Federal Home Loan Mortgage Corp.	4.000%	12/30/24	300,000	295,098
[4]	Federal Home Loan Mortgage Corp.	5.150%	1/24/25	250,000	249,317
[4]	Federal Home Loan Mortgage Corp.	5.150%	2/14/25	250,000	249,444
[4]	Federal Home Loan Mortgage Corp.	4.000%	2/28/25	226,200	222,941
[4]	Federal Home Loan Mortgage Corp.	5.450%	2/28/25	250,000	250,459
[4]	Federal Home Loan Mortgage Corp.	4.320%	3/21/25	150,000	147,963
[4]	Federal Home Loan Mortgage Corp.	0.680%	8/6/25	73,100	67,568
[4]	Federal Home Loan Mortgage Corp.	4.050%	8/28/25	125,000	123,130
[4]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	52,049
[4]	Federal Home Loan Mortgage Corp.	4.200%	8/28/25	151,000	148,992
[4]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	159,813
[4]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	178,092
[4]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	126,543
[4]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	164,912
[4]	Freddie Mac Principal Strips	0.000%	3/15/31	19,983	14,610
	Private Export Funding Corp.	3.550%	1/15/24	8,700	8,584
	Private Export Funding Corp.	3.900%	10/15/27	15,500	15,507
	Private Export Funding Corp.	1.400%	7/15/28	26,000	22,774

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Resolution Funding Corp. Interest Strip	0.000%	1/15/30	4,155	3,188
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	394,377	302,620
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	227,307	172,596
					4,008,669
Conventional Mortgage-Backed Securities (9.0%)
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	2,072	1,867
[4,5,6]	UMBS Pool	4.500%	6/1/25–5/16/38	10,999	10,931
[4,5,6]	UMBS Pool	2.000%	10/1/27–6/15/38	141,266	130,766
[4,5]	UMBS Pool	3.500%	1/1/33–9/1/48	53,890	52,492
[4,5]	UMBS Pool	3.000%	12/1/34	174	167
[4,5,6]	UMBS Pool	2.500%	2/1/35–5/16/38	174,734	161,979
[4,5,6]	UMBS Pool	1.500%	5/16/38	140,000	122,675
[4,5]	UMBS Pool	5.500%	10/1/52	2,808	2,844
					483,721
Nonconventional Mortgage-Backed Securities (5.3%)
[4,5]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	109,060	82,922
[4,5]	Fannie Mae REMICS	1.500%	12/25/51	19,467	12,218
[4,5]	Freddie Mac REMICS	3.000%	9/25/50–2/25/52	96,081	72,664
[4,5]	Freddie Mac REMICS	2.000%	12/25/51	176	113
[5]	Ginnie Mae	3.000%	11/20/50–12/20/51	95,934	73,739
[5]	Ginnie Mae	1.500%	2/20/51–12/20/51	36,354	31,053
[5]	Ginnie Mae	2.500%	9/20/51	3,264	2,460
[5]	Ginnie Mae	2.000%	11/20/51	17,894	13,232
[5]	Ginnie Mae	3.500%	11/20/51	559	459
					288,860
Total U.S. Government and Agency Obligations (Cost $5,779,053)					5,485,869
Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
[4,5,7,8]	FHLMC Multifamily Structured Class X1 Series K088 Pass Through Certificates (Cost $2)	0.653%	1/25/29	75	2
				Shares
Temporary Cash Investments (5.2%)
Money Market Fund (5.2%)
[9]	Vanguard Market Liquidity Fund (Cost $277,828)	4.853%		2,778,585	277,831
Total Investments (106.9%) (Cost $6,056,883)					5,763,702

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.1%)
[4,5,6]	UMBS Pool (Proceeds ($2,707))	5.500%	5/11/53	(2,881)	(2,832)
Other Assets and Liabilities—Net (-6.8%)					(369,195)
Net Assets (100%)					5,391,675
Cost is in $000.
1	Securities with a value of $4,505,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $21,264,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2023.
7	Interest-only security.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2023	3,767	776,620	5,075
5-Year U.S. Treasury Note	June 2023	2,233	245,054	4,460
				9,535

Short Futures Contracts
10-Year U.S. Treasury Note	June 2023	(3,729)	(429,592)	(11,525)
Long U.S. Treasury Bond	June 2023	(154)	(20,275)	(875)
Ultra 10-Year U.S. Treasury Note	June 2023	(1,247)	(151,452)	(4,709)
Ultra Long U.S. Treasury Bond	June 2023	(1,239)	(175,202)	(6,750)
				(23,859)
				(14,324)
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At April 30, 2023, counterparties had deposited in segregated accounts cash of $530,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,485,869	—	5,485,869
Asset-Backed/Commercial Mortgage-Backed Securities	—	2	—	2
Temporary Cash Investments	277,831	—	—	277,831
Total	277,831	5,485,871	—	5,763,702
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	2,832	—	2,832
Derivative Financial Instruments
Assets
Futures Contracts[1]	9,535	—	—	9,535
Liabilities
Futures Contracts[1]	23,859	—	—	23,859
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.